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EXHIBIT 10.7

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("License Agreement") effective the 30th day of June, 1999 ("Effective Date") is entered into by and between LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation having offices at 10275 Science Center Drive, San Diego, California 92121 ("Ligand") and X-CEPTOR THERAPEUTICS, INC., a Delaware corporation having offices at 10555 Science Park Drive, Suite B, San Diego, California 92121 ("X-Ceptor").

                                    RECITALS

     A. Ligand is engaged in the research and development of pharmaceutical products which function as ligands for a class of protein receptors which are found within eucaryotic cells and are referred to as "intracellular receptors."

     B. In conjunction with its research and development activities Ligand has licensed from third parties patents and patent applications and developed technology of its own useful in discovering and developing pharmaceutical products which act through intracellular receptors.

     C. Among the intracellular receptors are numerous intracellular receptors whose natural ligand is not known and these receptors are commonly referred to as "orphan receptors."

     D. X-Ceptor intends to engage in research and development of pharmaceutical products which act as ligands of orphan receptors and wishes to acquire certain rights to technology owned or licensed by Ligand to be used in that research and development effort and Ligand is willing to grant X-Ceptor such rights.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ligand and X-Ceptor hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 "Affiliate" shall mean, with respect to a party, and X-Ceptor's sublicensees and collaborators, any other business entity which directly or indirectly controls, is controlled by, or is under common control with, such party, sublicensees or collaborators. A business entity shall be regarded as in control of another business entity if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies.

     1.2 "Cancer" shall mean the group of diseases characterized by (a) the malignant growth of tissues or cells within the human body or (b) the closely related conditions identifiable

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as precursor lesions for malignancy, e.g., cervical dysplasias, actinic keratoses, and leukoplakia in the oropharynx.

1.3 "Exclusive Technology" shall mean the patents or patent applications identified in Exhibit A to the extent, and only to the extent, that claims therein read upon (i) an Orphan Receptor, (ii) a gene for an Orphan Receptor,
(iii) a composition containing an Orphan Receptor or a gene for an Orphan Receptor, (iv) a vector containing a gene for an Orphan Receptor, (v) a recombinant cell that expresses an Orphan Receptor, and (vi) a method of making or using an Orphan Receptor, including assay methods using an Orphan Receptor.
***
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                           ***    .  Exclusive Technology shall include
continuations, continuations-in-part,divisionals and foreign equivalents of patents or patent applications in Exhibit A and reissues of any patents in the Exclusive Technology.

     1.4 "Field" shall mean the discovery, characterization, development and commercialization of Products for use in the treatment, palliation, prevention and or remission of human diseases.

     1.5 "First Commercial Sale" shall mean, with respect to a Product, the first sale to a third party who is not an Affiliate, in the case of sales by X-Ceptor, its collaborators and sublicensees.

     1.6 "Restricted Field" shall mean the discovery, characterization, development and commercialization of drug products which act through Orphan Receptors for the treatment, palliation, prevention and/or remission of Cancer.

     1.7 "Ligand Option" shall mean the option to purchase all outstanding shares of capital stock of X-Ceptor granted to Ligand pursuant to agreements of the stockholders of X-Ceptor and as set forth in Article Four, Section H of the Amended and Restated Certificate of Incorporation of X-Ceptor Therapeutics, Inc. as further amended from time to time.

     1.8 "Net Sales" shall mean the gross sales invoiced to customers who are not Affiliates of X-Ceptor, its sublicensees or collaborators for Products sold during a quarterly period in which a Ligand Royalty (as defined in Section 4.1) accrues less:

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                           ***
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     1.9 "Nonexclusive Technology" shall mean the patents and patent applications in Exhibit B. Nonexclusive Technology shall include continuations, continuations-in-part, divisionals and foreign equivalents of patents or patent applications in Exhibit B and reissues of any patents in the Nonexclusive Technology.

     1.10 "Orphan Receptor" shall mean all species of any of (i) the *** *** receptors, and (ii) any orphan receptor discovered by Ligand prior to the expiration of the Ligand Option.

     1.11 "Products" shall mean chemical compounds which (i) were discovered utilizing the Exclusive Technology and the Nonexclusive Technology during the life of the patent claims included therein and (ii) modulate the activity of an Orphan Receptor.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIEs

     Each party hereby represents and warrants to the other party as follows:

     2.1 Corporate Existence and Power. Such party (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted, and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such party and would not materially adversely affect such party's ability to perform its obligations under this Agreement.

     2.2 Authorization and Enforcement of Obligations. Such party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This

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Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

     2.3 Consents. All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such party in connection with the execution, delivery and performance of this Agreement have been and shall be obtained.

     2.4 Exclusive Technology and Nonexclusive Technology. Ligand warrants that it is the owner of the entire right, title and interest in, or that it is a licensee of, the Exclusive Technology and the Nonexclusive Technology, all of which is and shall remain unencumbered by any license, security interests, or other rights or claims of any third party (except a third party licensor's rights under an applicable license agreement), and no other person or entity has or shall have any valid claim of ownership to the Exclusive Technology and Nonexclusive Technology. Ligand further represents and warrants that there are no claims, judgements or settlements relating to the Exclusive Technology and the Nonexclusive Technology to be paid by Ligand other than royalties and other payments owed licensors and no claim has been brought or, to Ligand's knowledge, threatened by any person alleging (i) any claim of ownership adverse to Ligand or its licensors or (ii) any violation of any intellectual property rights of such third party by Ligand's practice or utilization of the Exclusive Technology or Nonexclusive Technology in the Field.

     2.5 Right to Enter into Agreement. Ligand represents and warrants that it has the right to grant the licenses provided under this agreement, and that it has not granted and will not grant licenses to any other person or entity that affects the grants within this Agreement.

     2.6 No Conflict. Notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and shall not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation of such party.

     2.7 Disclaimer of Warranty. LIGAND EXPRESSLY DISCLAIMS ANY WARRANTY THAT PATENTS INCLUDED WITHIN THE LICENSE GRANT OF SECTION 3.1 ARE VALID OR THAT PRACTICE OF THE TECHNOLOGY LICENSED TO X-CEPTOR HEREUNDER WOULD NOT INFRINGE THE PATENT RIGHTS OF OTHERS OR THAT PRODUCTS DEVELOPED USING THE EXCLUSIVE TECHNOLOGY OR THE NONEXCLUSIVE TECHNOLOGY WILL NOT INFRINGE THE PATENT RIGHTS OF OTHERS.

                                   ARTICLE III

                                  LICENSE GRANT

     3.1 License Grant to X-Ceptor. Ligand hereby grants to X-Ceptor, subject to the terms herein recited, a perpetual exclusive license, to the Exclusive Technology, which license is exclusive even as to Ligand, and a perpetual nonexclusive license to the Nonexclusive Technology, each respectively in the Field. The exclusive license and the nonexclusive license

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are worldwide and include the right to grant sublicenses as limited herein;
provided that X-Ceptor can exploit its licenses granted hereunder within the Field independently, with Affiliates, with sublicensees and with collaborators.

     3.2 Ligand Retained Rights. Ligand retains the right to test compounds in binding and other assays for activity against an Orphan Receptor in the Exclusive Technology for the purpose of cross reactivity testing and toxicity where the compound tested is not being developed to exploit its activity against an Orphan Receptor included in the Exclusive Technology and to use an Orphan Receptor included in the Exclusive Technology in assays where it forms a heterodimer with another receptor. Ligand can exploit its rights outside the Field alone, with Affiliates and collaborators and by way of sublicense. Ligand will not, and will not grant the right to others to, develop or commercialize products which are modulators of the Orphan Receptors.

     3.3 Know-How License to X-Ceptor. Ligand shall cooperate with X-Ceptor in setting up assays for identifying ligands to the orphan receptors in the Exclusive Technology. Ligand hereby grants to X-Ceptor a nonexclusive license to unpatented know-how of Ligand necessary to perform the assays on a royalty free basis solely for the purpose of practicing the Exclusive Technology and the Nonexclusive Technology in the Field. Such know-how may be sublicensed to a third party to whom X-Ceptor licenses Exclusive Technology and Nonexclusive Technology solely for the purpose of practicing that Exclusive Technology or Nonexclusive Technology licensed to the third party.

     3.4 Obligations of Sublicensees. In any sublicense of Exclusive Technology or Nonexclusive Technology to a third party X-Ceptor shall include a statement to the effect that the third party acknowledges that the sublicense is subject to this Agreement and that Ligand and, where applicable, its licensors can bring suit directly against a sublicensee to enforce the terms of this Agreement including the collection of any unpaid royalty. Ligand shall be supplied a copy of any sublicense to Exclusive Technology or Nonexclusive Technology promptly following execution of such sublicense; provided, however, that, X-Ceptor may redact the commercial terms of a sublicense. A sublicensee shall be entitled to cure any breach of this Agreement by X-Ceptor and thereby retain the sublicense rights granted hereunder. X-Ceptor agrees to make redacted financial terms available to Ligand under a confidentiality/nondisclosure agreement reasonably acceptable to both parties as part of Ligand's due diligence carried out in consideration of exercise of the Ligand Option.

     3.5 Limitations on Rights to Collaborate and Sublicense. No sublicense granted by X-Ceptor and no agreement between X-Ceptor and a third party to collaborate in the research, development and/or commercialization of Products shall restrict X-Ceptor's right to assign or otherwise transfer to Ligand, or any Affiliate of Ligand, the agreement containing such sublicenses or relating to such collaborations in connection with exercise of the Ligand Option. Any sublicense to Nonexclusive Technology shall expire *** after exercise by Ligand of the Ligand Option.

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     3.6 Right and Obligation of X-Ceptor to Participate in Prosecution of
Patent Applications. Ligand shall permit X-Ceptor to review and comment upon new patent applications, office actions and responses thereto for patent applications included in the Exclusive Technology.

     3.7 Special Provisions Concerning the Restricted Field. Notwithstanding any other provisions in this Agreement, X-Ceptor will not have the right during the term of the Ligand Option to grant any other party a license in the Restricted Field or to collaborate with any other party in the development of Products to which the other party acquires rights in the Restricted Field.

     3.8 Ligand Restrictions. Ligand shall not grant a third party a license to the Nonexclusive Technology in the Field during the term of the Ligand Option and, if the Ligand Option is not exercised, for *** after the expiration unexercised of the Ligand Option.

                                   ARTICLE IV

                   ROYALTIES, OTHER PAYMENTS AND ROYALTY TERM

     4.1 Royalties. X-Ceptor shall pay a royalty on sales of Products, on a Product-by-Product and country-by-country basis, in an amount equal to *** of Net Sales thereof (whether the underlying sales of Products are by X-Ceptor, a sublicensee of X-Ceptor, or a collaborator of X-Ceptor) ("Ligand Royalty") plus "X" where X is ***
                         ***
                         ***
("Third Party Royalty"); provided Ligand will not agree to an increase in rates of Third Party Royalties for the Exclusive Technology or Nonexclusive Technology from those in effect on the Effective Date. X-Ceptor shall have the right to decline to accept a license to any aspect of the Exclusive Technology or Nonexclusive Technology which would increase the royalties payable by X-Ceptor above those established by the aforementioned formula as of the Effective Date. The parties acknowledge that the definition of Net Sales under this Agreement may vary from the definition of the royalty base upon which a royalty obligation to a third party is based and that X-Ceptor will use the applicable royalty base or bases for calculating the royalty obligation to a third party or third parties in calculating the Third Party Royalty. Ligand will provide X-Ceptor with the applicable base for calculating a third party royalty included in X on a Product by Product basis and, as of the Effective Date, has delivered accurate copies of applicable agreements with its licensors to X-Ceptor, a list of which is attached hereto as Exhibit C. Ligand agrees to apply all sums received from X-Ceptor as payment for royalties owed by Ligand to the satisfaction of such royalty obligations and to take all actions required to keep in full force and effect the licenses from third parties, including the Salk Institute for Biological Studies ("Salk Institute"), as required to enable X-Ceptor to continue to use Exclusive Technology and Nonexclusive Technology.

     4.2 Royalty-Term. The Ligand Royalty on a Product shall be paid for the longer of (i) ***

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or (ii) *** . The Third Party Royalty shall be paid for the term of Ligand's royalty obligation to an affected third party.

     4.3 Direct Payments to Third Parties. At Ligand's direction, X-Ceptor shall pay a royalty on sales of a Product owed a third party in the manner required by Ligand's agreement with the third party with a copy of the royalty report provided the third party also provided to Ligand. Payments made to a third party directly by X-Ceptor shall not be included in calculation of the Third Party Royalty under Section 4.01.

     4.4 Minimum Annual Royalties. During the term of this Agreement X-Ceptor shall pay Ligand *** per annum payable on the first and each subsequent anniversary of this Agreement to be applied to annual royalties payable by Ligand to the Salk Institute for so long as royalties are due the Salk Institute; provided, however, that Ligand will refund to X-Ceptor an amount equal to *** less the amount paid to the Salk Institute for Biological Studies ("Salk Institute") by Ligand as a result of Net Sales of Products under this Agreement for the year in which the minimum annual royalty is made by X-Ceptor.

     4.5 Reconciliation of Salk Institute Payments. To the extent that Ligand is entitled to claim a credit against its minimum annual royalty obligations to the Salk Institute as a result of payments to Ligand under Section 4.1 of this Agreement, Ligand shall refund to X-Ceptor an amount equal to the credit it is entitled to take, up to a maximum of *** , such refund payment to take place within thirty (30) days of the date Ligand is entitled to take such credit.

     4.6 Patent Expenses. During the term of this Agreement X-Captor shall reimburse Ligand for all expenses incurred by Ligand or for which Ligand has the obligation to reimburse related to prosecuting patent applications and maintaining patents in the Exclusive Technology.

                                   ARTICLE V

                         ROYALTY REPORTS AND ACCOUNTING

     5.1 Reports, Exchange Rates Applicable to Ligand Royalty. During the term of this Agreement following the First Commercial Sale of a Product, X-Ceptor shall furnish to Ligand a written report within sixty (60) days of the end of each calendar quarter showing in reasonably specific detail, on a country by country basis, (a) the gross sales of all Products sold by X-Ceptor, its Affiliates and its sublicensees during the Reporting Period (as defined hereinbelow) to which the report is applicable and the calculation of Net Sales from such gross sales; (b) the Ligand Royalty payable in U.S. dollars, if any, which shall have accrued hereunder based upon Net Sales of Products; (c) withholding taxes, if any, required by law to be deducted in respect of such sales; (d) the dates of the First Commercial Sales of any Products in any country during the Reporting Period; and (e) the exchange rates used in determining the amount of U.S. dollars. With respect to sales of Products invoiced in U.S. dollars, the gross sales, Net Sales, and royalties payable

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shall be expressed in U.S. dollars. With respect to sales of Products invoiced in a currency other than U.S. dollars, the gross sales, Net Sales and royalties payable shall be expressed in the domestic currency of the party making the sale together with the U.S. dollar equivalent of the royalty payable, calculated using the Inter Bank rate set forth in the International Report published by International Reports Inc. as Foreign Exchange Rates quoted in New York on the day nearest the last business day of the calendar quarter. As used in this
Section 5.1, the term "Reporting Period" shall mean a calendar quarter with respect to gross sales in the United States (not including Puerto Rico) and a fiscal quarter ending on the final day of February, May, August and November (as the case may be) for gross sales outside the United States (including Puerto
Rico). The gross sales made outside the United States during a fiscal quarter will be reported with the gross sales made in the United States during the calendar quarter in which the last month of the fiscal quarter falls.

     5.2 Reports Applicable to Royalties to Third Parties. During the term of this Agreement following the First Commercial Sale of a Product, X-Ceptor shall provide Ligand with reports relating to all royalties included in the Third Party Royalty for that Product in the same format and containing the same information required by Ligand's agreements with applicable third parties.

     5.3 Audits.

     5.3.1 Upon the written request of Ligand and not more than once in each calendar year, X-Ceptor shall permit an independent certified public accounting firm of nationally recognized standing, selected by Ligand and reasonably acceptable to X-Ceptor, at Ligand's expense, to have access during normal business hours to such of the records of X-Ceptor as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than thirty-six (36) months prior to the date of such request. The accounting firm shall disclose to Ligand only whether the records are correct or not and, if applicable, the specific details concerning any discrepancies.

     5.3.2 If such accounting firm concludes that additional royalties were owed during such period, X-Ceptor shall pay the additional royalties within thirty
(30) days of the date Ligand delivers to X-Ceptor such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by Ligand; provided, however, if the audit discloses that the royalties payable by X-Ceptor for the audited period are more than *** of the royalties actually paid for such period, then X-Ceptor shall pay the reasonable fees and expenses charged by such accounting firm. If the accounting firm concludes that X-Ceptor has overpaid its royalty obligation, the amount of the overpayment may be taken as a credit against future royalties payable to Ligand hereunder.

     5.3.3 X-Ceptor shall include in each permitted sublicense granted by it pursuant to the Agreement a provision requiring the sublicensee to make reports to X-Ceptor, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Ligand's accounting firm to the same extent required of X-Ceptor under the Agreement. Upon the expiration of thirty-six (36) months following the end of any year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon Ligand, X-Ceptor and its

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sublicensees, and such sublicensees shall be released from any liability or accountability with respect to royalties for such year.

     5.4 Confidential Financial Information. Ligand shall treat all financial information subject to review under this Article 5 as confidential and shall cause its accounting firm to retain all such financial information in confidence; provided, however, that Ligand shall have the right to disclose to third parties information required under any agreement with a third party pertaining to technology of the third party included in the Exclusive Technology and the Nonexclusive Technology and to publicly report information required of it under federal or state financial disclosure laws.

                                   ARTICLE VI

                                    PAYMENTS

     6.1 Payment Terms. Royalties shown to have accrued by each royalty report provided for under Article 5 of this Agreement shall be due and payable on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date.

     6.2 Payment Method. All royalties and other payments by X-Ceptor to Ligand under this Agreement shall be made by bank wire transfer in immediately available funds to such account as Ligand shall designate before such payment is due; provided, however, that any fees or taxes imposed on a transfer by a non-United States Bank that would not be imposed on a transfer by a United States Bank shall be paid by X-Ceptor. If at any time legal restrictions in any country in the Territory prevent the prompt remittance in the manner set forth in this Section 6.2 of part or all royalties owing with respect to Product sales in such country, then the parties shall mutually determine a lawful manner of remitting the restricted part of such royalty payments so long as such legal restrictions exist.

     6.3 Withholding Taxes. All amounts owing from X-Ceptor to Ligand under this Agreement shall be paid without deduction to account for any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts payable on behalf of X-Ceptor, its Affiliates or sublicensees and any taxes required to be withheld on behalf of X-Ceptor, its Affiliates or sublicensees in any country within the Territory; provided, however, that X-Ceptor may deduct the amount of any taxes imposed on Ligand which are required to be withheld or collected by X-Ceptor, its Affiliates or sublicensees under the laws of any country on amounts owing from X-Ceptor to Ligand hereunder to the extent X-Ceptor, its Affiliates or sublicensees pay to the appropriate governmental authority on behalf of Ligand such taxes. X-Ceptor shall promptly deliver to Ligand proof of payment of such taxes together with copies of all communications from or with such governmental authority with respect thereto.

     6.4 Late Payments. Unless otherwise provided in this Agreement, X-Ceptor shall pay interest to Ligand on the aggregate amount of any payments by X-Ceptor that are not paid on or before the date such payments are due under the Agreement at a rate per annum equal to the lesser of the prime rate of interest as reported by Bank of America NT&SA in San Francisco,

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California, from time to time, plus *** or the highest rate permitted by applicable law, calculated on the number of days such payment is more than thirty (30) days delinquent.

                                  ARTICLE VII

                ENFORCEMENT OF LICENSED PATENTS IN THE EXCLUSIVE
                   TECHNOLOGY AND THE NONEXCLUSIVE TECHNOLOgy

     7.1 X-Ceptor shall have no right to enforce a patent licensed or sublicensed to X-Ceptor under this Agreement as part of the Exclusive Technology or Nonexclusive Technology except as expressly provided in this Section 7.1. Any right given X-Ceptor by Ligand under this Section 7.1 to enforce a patent shall be, in the case of sublicensed patents, subject to the rights of Ligand's licensor and shall not extend beyond Ligand's rights of enforcement, if any, and shall be subject to any restrictions placed on Ligand. Except as so limited by the foregoing sentence, X-Ceptor shall have the right to require Ligand to assert its rights to enforce a patent licensed or sublicensed to X-Ceptor under this Agreement for acts which would be infringing if carried out by X-Ceptor but for the license granted hereunder provided that Ligand has had actual notice of such acts of infringement and not abated such infringement or brought suit to terminate such infringement within six (6) months of receipt of that notice. Any action for infringement brought by Ligand under this Section 7.1 shall be at the expense of X-Ceptor using counsel of Ligand's choice reasonably acceptable to X-Ceptor. If a monetary recovery is obtained by Ligand by way of judgment or settlement it shall go to X-Ceptor to the extent of the legal fees incurred by Ligand and reimbursed by X-Ceptor. Any other recovery, to the extent not required to be paid to a Ligand licensor shall be shared *** by Ligand and *** by X-Ceptor. If the alleged infringer has committed acts of infringement in addition to those within the scope of X-Ceptor's license, the expenses shall be shared equally by X-Ceptor and Ligand and reimbursement to X-Ceptor shall be from *** of any judgment obtained by Ligand and any recovery in excess of expenses shall be reduced by *** before application of the sharing formula in this Section 7.1

                                  ARTICLE VIII

                              TRANSFER OF MATERIALS

     8.1 Schedule and Manner of Materials Transfer. Ligand shall transfer a quantity of each of the materials ("Materials") listed in the schedule in Exhibit D to X-Ceptor to the extent they are available to Ligand, subject to any restrictions placed on their transfer or use by a third party. The transfer of these materials will be done after the Effective Date upon the request of X-Ceptor. Ligand will provide to X-Ceptor (i) with respect to the plasmids listed on Exhibit D, *** , and (ii) with respect to the *** listed on Exhibit D,
(a) *** which express such protein and (b) *** for such protein. If X-Ceptor desires additional amounts of a Material, upon request by X-Ceptor Ligand shall provide additional amounts not to exceed *** provided that the amount of a requested

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Material to be provided will depend upon the amount available to Ligand and, in no event, will Ligand be required to transfer such Material in an amount which depletes its stock thereof.

     8.2 Limitations on Use of Materials. Materials will be used by X-Ceptor solely for experimental research purposes in X-Ceptor's laboratories. In this regard, X-Ceptor will use the Materials in compliance with any applicable Federal, State or local law or regulation. Any animal studies carried out by X-Ceptor with Materials will be in accordance with the Declaration of Helsinki and/or with the Guide for the Care and Use of Laboratory Animals as adopted and promulgated by the National Institutes of Health, and that no animal used in the scientific investigation of the Materials will be used for food purposes or be kept as a domestic pet or livestock. Materials are to be used with caution and prudence in any experimental work, since all of their characteristics are not known and they are not to be used for testing in or treatment of human beings.

     8.3 Restrictions on Transfer. The Materials provided X-Ceptor under this
Article VIII are transferable to other parties except where transfer is restricted by Ligand's supplier of such Materials. Therefore, prior to any transfer to a third party of such Materials, X-Ceptor will give notice to Ligand of its intention to transfer and Ligand shall promptly advise X-Ceptor of any applicable restrictions. X-Ceptor agrees to abide by the restrictions of Ligand's suppliers.

     8.4 No Other Licenses. No other right or license is granted to X-Ceptor for these Materials, or to the use of these Materials, is granted or implied as a result of Ligand's transfer of Materials to X-Ceptor.

     8.5 No Warranty. Ligand makes no representation as to the identify, purity, or activity of the Materials. THE MATERIALS ARE PROVIDED AS IS. LIGAND MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, IN CONNECTION WITH MATERIALS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. X-CEPTOR AGREES TO USE MATERIALS WITH THE CLEAR UNDERSTANDING THAT LIGAND, ITS EMPLOYEES AND AGENTS HAVE NO LIABILITY IN CONNECTION WITH MATERIALS OR THEIR USE, INCLUDING ANY LIABILITY FOR COMPENSATORY, CONSEQUENTIAL, INCIDENTAL OR OTHER DAMAGES.

     8.6 Ligand Chemical Library. Ligand shall. provide X-Ceptor with access to Ligand's chemical compound library of approximately *** compounds, without prejudice to Ligand's interests, upon reasonable terms and conditions to include, without limitation, the reimbursement of Ligand's costs of making such chemical compounds available to X-Ceptor, the quantities of such chemical compounds to be provided to X-Ceptor and the timetable on which such chemical compounds would be supplied to X-Ceptor.

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                                       11

                                   ARTICLE IX

                              TERM AND TERMINATION

     9.1 Term. Unless sooner terminated in accordance with another provision of this Article IX, this Agreement shall continue in full force and effect until the later of (i) expiration of the last patent included in the Exclusive Technology or the Nonexclusive Technology or (ii) expiration of the obligation to pay a royalty to the extent that obligation continues beyond the expiration of the last patent in the Exclusive Technology or Nonexclusive Technology.

     9.2 Termination for Breach. This Agreement may be terminated by either party upon the occurrence of a material breach of this Agreement which results in a substantial diminution in the value of X-Ceptor as a whole by the other party giving notice to the breaching party of an intention to terminate unless the breach is cured within sixty (60) days of receipt of the notice, termination being effective upon the expiration of the sixty (60) day period, unless the party alleged to be in breach requests that designated representatives of the parties meet and attempt to resolve the dispute within thirty (30) days following the last day of the thirty (30) - day cure period (the "Resolution Period") during which time the parties shall so meet and in good faith attempt to resolve the dispute; and provided that if those designated representatives are unable to reach agreement within the Resolution Period, the parties will engage in good-faith mediation assisted by a neutral person mutually acceptable to the parties during a period not to exceed thirty (30) days following the last day of the Resolution Period (the "Mediation Period"), after which the party alleging breach may then terminate this Agreement immediately provided that such breach has not been cured. The parties agree to share equally the expenses of the neutral person.

     9.3 Termination in Bankruptcy. Either party may terminate this Agreement upon the other party's bankruptcy or insolvency which remains uncured for a period of sixty (60) days following the event which triggers such party's bankruptcy or insolvency, to the extent permitted by applicable federal bankruptcy laws.

     9.4 Effect of Termination. Termination of this Agreement by Ligand shall not relieve X-Ceptor or its sublicensees of the obligation to report and pay royalties on sales of Products occurring after such termination. Upon termination of this Agreement by X-Ceptor under Section 9.2 or 9.3, the licenses granted in Articles III and VIII shall continue in full force and effect.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. first class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

If to Ligand:           Ligand Pharmaceuticals Incorporated
                        10275 Science Center Drive
                        San Diego, California 92121
                        Attention:  General Counsel
                        Facsimile:  (858) 550-1825

If to X-Ceptor:         X-Ceptor Therapeutics, Inc.
                        10555 Science Park Drive, Suite B
                        San Diego, California 92121
                        Attention:  Chief Executive Officer
                        Facsimile:  ()


     10.2 Applicable Law. The Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to its conflicts of law provisions.

     10.3 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

     10.4 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

     10.5 Independent Contractors. It is expressly agreed that Ligand and X-Ceptor shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither Ligand nor X-Ceptor shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the party to do so.

     10.6 U.S. Export Laws and Regulations. Each party warrants and represents to the other that it does not intend to, nor will it export from the United States or reexport from any foreign country, or permit a third party to export or reexport technology or technical information of the other party, to a country where such export or reexport would be in violation of U.S. Export Administration Regulations.

     10.7 Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

     10.8 Additional Remedies. Any remedy provided in this Agreement shall be in addition to, and not in lieu of, any other remedy that a party shall have at law or in equity.

     10.9 Assignment. Ligand may not assign this Agreement without the prior written consent of X-Ceptor except in connection with transfer or sale of all or substantially all of its business pertaining to this Agreement, or in the event of its merger or consolidation or change of control or similar transaction; provided Ligand may assign its rights (but not its obligations) under this Agreement without the prior written consent of X-Ceptor. This Agreement may not be assigned by X-Ceptor during the term of the Ligand Option. After the expiration of the Ligand Option without it having been exercised, X-Ceptor may not assign this Agreement without the prior written consent of Ligand except in connection with transfer or sale of all or substantially all of its business pertaining to this Agreement, or in the event of its merger or consolidation or change of control or similar transaction.

     10.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                                       14

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


X-CEPTOR THERAPEUTICS, INC.                LIGAND PHARMACEUTICALS INCORPORATED
By:      /s/ Kevin Kinsella                By:      /s/ David E. Robinson
Title:   Chairman, President & CEO         Title:

EXHIBIT A


------------------------------ ---------------------------------
 Orphan Receptor Technology             Patent Numbers
------------------------------ ---------------------------------
------------------------------ ---------------------------------



            ***                         ***
            ***                         ***
            ***                         ***



------------------------------ ---------------------------------





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EXHIBIT A


------------------------------ -------------------------------
Orphan Receptor Technology          U.S. Series No., Patent
------------------------------ -------------------------------
------------------------------ -------------------------------



           ***                        ***
           ***                        ***
           ***                        ***



------------------------------ -------------------------------




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


EXHIBIT B


-------------------------------- ------------------------------
          Research Tools                   Patent Numbers
-------------------------------- ------------------------------
-------------------------------- ------------------------------



               ***                      ***
               ***                      ***
               ***                      ***



-------------------------------- ------------------------------




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EXHIBIT B


---------------------------- ----------------------------------
        Research Tools             U.S. Serial No., Patent
---------------------------- ----------------------------------
---------------------------- ----------------------------------



             ***                     ***
             ***                     ***
             ***                     ***



---------------------------- ----------------------------------





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


                                    EXHIBIT C



I. License Agreement dated October 20, 1998 between Salk Institute for Biological Studies and Progenx Incorporated, as amended through the Effective Date by the First Amendment dated September 15, 1989, the Second Amendment dated December 1, 1989 substituting Ligand Pharmaceuticals Incorporated for Progenx Incorporated and the Third Amendment dated October 20, 1990

II. Exclusive License Agreement dated January 4, 1990 between Baylor Coollege of Medicine and Ligand Pharmaceuticals Incorporated for ***

III Sponsored Research and License Agreement dated March 9, 1992 between Baylor College of Medicine and Ligand Pharmaceuticals Incorporated, as amended through the Effective Date by the First Amendment dated September 1, 1992, and the Second Amendment dated April 2, 1997.

IV. License Agreement dated March 31, 1994 between Baylor College of Medicine and Ligand Pharmaceuticals Incorporated




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


EXHIBIT D



                                   ***
                                   ***
                                   ***




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




                                   ***
                                   ***
                                   ***




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




                                   ***
                                   ***
                                   ***






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




                                   ***
                                   ***
                                   ***





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



                                      ***


                                    EXHIBIT D





                                   ***
                                   ***
                                   ***


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